UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-152002 (Commission File Number)	26-1574051 (I.R.S. Employer Identification No.)

999 Maisonneuve Blvd. West, Suite 750

Montreal, Quebec H3A 3L4

(Address of principal executive offices with Zip Code)

888-351-7004

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        Entry into a Material Definitive Agreement

On January 19, 2016, ROI Land Investments Ltd. (herein “ROI” or the “Company”) entered into a three-year Consulting Agreement (the “Consulting Agreement”) with SF International Consulting Limited (“SF”), to obtain the services of Dr. Slim Feriani (“Dr. Feriani”), who ROI then named as its Chief Investment Officer (“CIO”). Notwithstanding the title of CIO, Dr. Feriani is not authorized to execute documents in the name of or on behalf of ROI. Pursuant to the terms of the Consulting Agreement, SF or Dr. Feriani will be paid a $100,000 signing bonus, and $50,000 a month for the duration of the Consulting Agreement. In addition, SF or Dr. Feriani will receive 23,333 shares of ROI common stock and a five-year option (from the date of grant) to purchase 750,000 shares of ROI common stock at the price of $1.50 a share. Such option will vest annually at 250,000 shares a year. Moreover, SF or Dr. Feriani will receive each quarter during the term of the Consulting Agreement a five-year option (from the date of grant) to purchase 250,000 shares of ROI common shares at a price which is 110% of the last subscription price. Each such option will vest annually in equal amounts of 83,333 shares (83,334 shares on the third anniversary). Dr. Feriani is the Chairman of Gulf Central Agency Assets Management Ltd. referred to below.

The foregoing summary is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is set forth as Exhibit 10.1 to this Form 8-K and made a part hereof.

On January 19, 2016, in connection with the above referenced Consulting Agreement, ROI authorized the delivery of a three-year Mutual Engagement Agreement between ROI and Gulf Central Agency Assets Management Ltd. (“GCA”), pursuant to which GCA will provide ROI with advice on a non-exclusive basis on securing financing of ROI’s foreign real estate ventures. GCA will be paid £25,000 per month, payable quarterly, and a success fee equal to 4% of the principal amount of any investments which GCA arranges with foreign investors. As noted in the first paragraph above, Dr. Feriani is the Chairman of GCA.

The foregoing summary is qualified in its entirety by reference to the full text of the Mutual Engagement Agreement, a copy of which is set forth as Exhibit 10.2 to this Form 8-K and made a part hereof.

ITEM 9.01        Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

10.1	Consulting Agreement between ROI Land Investments Ltd. and SF International Consulting Limited.
10.2	Mutual Engagement Agreement between ROI Land Investments Ltd. and Gulf Central Agency Assets Management Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2016	ROI LAND INVESTMENTS LTD.

	By:	/s/ Sami Chaouch
Sami Chaouch
Executive Chairman